WSAR1

                          WAREHOUSE SECURITY AGREEMENT

        WAREHOUSE SECURITY AGREEMENT, dated as of January 30, 1997 , among IMC MORTGAGE COMPANY, a Florida corporation ("IMC Company"), INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership ("IMC Partnership") (IMC Company and IMC Partnership each being referred to individually as an "Assignor" or the "Assignor" and collectively as the "Assignors"), and GE CAPITAL MORTGAGE SERVICES, INC., a New Jersey corporation ("Lender"), as the Lender under the Warehouse Credit Agreement dated as of January 30, 1997, among the Assignors and the Lender (as the same may from time to time be amended or supplemented, the "Warehouse Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings specified in the Warehouse Credit Agreement.

                              W I T N E S S E T H :

        WHEREAS, the Assignors desire to receive Advances under the Warehouse Credit Agreement;

        WHEREAS, the Lender has agreed to provide the Advances to the Assignors on the terms and conditions specified in the Warehouse Credit Agreement; and

        WHEREAS, it is a condition precedent to the effectiveness of the Warehouse Credit Agreement and the making of the Advances that each Assignor shall have executed and delivered this Warehouse Security Agreement to the Lender.

        NOW, THEREFORE, in consideration of the benefits to the Assignors the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

        1. Security Interests. As security for the prompt and complete payment and performance when due of all of the Obligations, the Assignor does hereby sell, pledge, assign, hypothecate, transfer and grant unto the Lender, a continuing security interest of first priority in all of the right, title and interest of the Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (all of the following, collectively, the "Collateral"):

        (i) all Mortgage Loans which from time to time are, or are required to be, pledged or delivered to the Lender hereunder or pursuant to the Warehouse Credit Agreement, and all Mortgage Loans as to which any Collateral Document is, or is required to be, pledged or delivered to the Lender hereunder or pursuant to the Warehouse Credit Agreement, in each case including, without limitation, each Mortgage Note evidencing each such Mortgage Loan and each Mortgage securing each such Mortgage Note;

        (ii) all Liquid Assets which are from time to time pledged or delivered to, or registered by book-entry in the name of, the Lender or any designee thereof or agent therefor hereunder and pursuant to the Warehouse Credit Agreement and all instruments or certificates evidencing any such Liquid Assets;

        (iii) all General Intangibles, Instruments, Documents and Chattel Paper evidencing, securing, supporting or relating to Mortgage Loans described in clause (i) above, including, without limitation, causes of action, foreclosure suits and any judgments therein, relating thereto;

        (iv) all Receivables, Contracts, and Contract Rights relating to Mortgage Loans described in clause (i) above and pursuant to the Warehouse Credit Agreement, including, without limitation, (A) all Purchase Commitments, (B) all Master Commitments, (C) all commitments to insure or guarantee and all guarantees, (D) all insurance policies and any claims thereunder, (E) rights to maintain any escrows, (F) rights under any agreement pursuant to which any Mortgage Loan described in clause (i) above was purchased, and (G) all escrow accounts and all monies, securities and instruments deposited or required to be deposited in the escrow accounts;

        (v) all rights of the Assignor to service any Mortgage Loan described in clause (i) above, and to receive any payment or compensation for the servicing of any such Mortgage Loan, and all rights to receive from any mortgagor on whose behalf the Assignor has advanced funds, and whose Mortgage Loan is described in clause (i) above, payment or reimbursement of the amount so advanced;

        (vi) all Collateral Documents and all other documents, instruments, certificates, forms, statements, surveys, appraisals, correspondence, files, tapes, discs, cards, computer programs, accounting records and other information and data relating to any or all of the foregoing;

        (vii)all Hedging Contracts with respect to the Mortgage Loans described in clause (i) above; and

        (viii) any Proceeds of any and all of the foregoing.

        2. Power of Attorney. The Assignor hereby constitutes and appoints the Lender its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to execute and deliver any consents, approvals, powers of attorney, assignments of mortgage, purchase contracts or any other documents related to the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

        3. Payments on the Collateral. If, while this Security Agreement is in effect, the Assignor shall become entitled to receive or shall receive any principal or interest or any other payment in respect of the Collateral, the Assignor agrees to accept the same as the Lender's agent and to hold the same in trust on behalf of the Lender, and, if required to do so pursuant to the terms of the Warehouse Credit Agreement, to deliver the same forthwith to the Lender. All sums of money so paid in respect of the Collateral which are received by the Assignor and paid to the Lender shall be credited against the Obligations. So long as no Default or Event of Default has occurred and is continuing, any amounts received by the Lender in respect of the stated interest on any Collateral in excess of the amounts then owing to the Lender pursuant to the Warehouse Credit Agreement and the Note shall, upon request of the Assignor, be remitted to the Assignor subject to the deduction therefrom by the Lender of such amount as the Lender shall designate as a reserve for application to any fees, accrued interest or breakage costs payable by the Assignor with respect to the calendar month in which such amounts are received by the Lender.

        4. Release of Collateral; Substitution. (a) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, upon the Assignor's request therefor and a prepayment by the Assignor of Advances in an amount sufficient to cause the amount of Advances outstanding to be less than or equal to the Borrowing Base (calculated without reference to any Collateral which the Assignor requests be released from the Lien granted pursuant hereto) and a deposit by the Assignor of such amount as the Lender shall designate as a reserve for application to any fees, accrued interest or breakage costs payable under the Warehouse Credit Agreement with respect to the calendar month in which such prepayment occurs, the Lender shall, within one Business Day after the later of the receipt of such request or such prepayment and deposit, release from the Lien granted pursuant hereto and deliver to the Assignor (i) the Collateral corresponding to such Mortgage Loan(s) and (ii) the Collateral Documents pertaining thereto.

        (b) So long as no Default or Event of Default has occurred and is continuing, in lieu of any required prepayment of principal pursuant to Section
4.02 of the Warehouse Credit Agreement, the Assignor may, subject to the terms and conditions of the Warehouse Credit Agreement and the consent of the Lender, substitute and pledge additional Eligible Mortgage Loans (together with all required Collateral Documents with respect thereto) having a Collateral Value in an amount such that immediately after giving effect to such substitution or addition, such prepayment is no longer required.

        (c) In the event that the Lender shall be required to release any Collateral pursuant to the provisions of Sections 4.03 or 4.04 of the Warehouse Credit Agreement, the Lender shall release any such Collateral consisting of Mortgage Loans under the following circumstances:

        (i) To an Investor (or its custodian) under a bailee agreement in the form of either Schedule I or Schedule II attached hereto (a "Bailee Agreement"), as and to the extent required hereunder, for its examination and purchase, which Bailee Agreement shall provide instructions to such Investor (or its custodian) to remit payment directly to the Lender (but in no event shall such amounts be paid to the Lender later than the date of settlement) or to return the Collateral to the Lender within 45 days, in accordance with the Lender's instructions, and subject to the following:

               (A) such delivery may be made upon the receipt by the Lender of a written request from the Assignor at least one Business Day before such delivery is to be made, provided that such delivery is in compliance with the terms of the applicable Purchase Commitment;

               (B) before the Lender shall deliver any Collateral to any Investor or to any custodian for such Investor, the Assignor shall have delivered to the Lender copies of all necessary or appropriate forms, schedules and/or other documents requested by the Lender to effect delivery and payment thereof in accordance with instructions to be provided by the Lender; and

               (C) the forms described in the preceding clause (B) shall be delivered to such Investor, or to a custodian for such Investor, as the case may be, in connection with the delivery of the Collateral.

        (ii) If a pledged Collateral Document requires correction, to the Assignor under cover of a bailee letter requiring the document to be returned to the Lender within 10 days as set forth hereunder.

        (d) Notwithstanding anything in the foregoing to the contrary, the Lender shall not be obligated to take any action in respect of any release of any Collateral which would adversely affect any possessory lien in favor of the Lender in such Collateral unless such release is for the purpose of terminating such possessory lien.

        5. Rights of the Lender. The Lender shall not be liable for failure to collect under or realize upon any Collateral or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default or Default has occurred and is continuing, the Lender may thereafter, without notice, exercise all rights, privileges or options pertaining to any Collateral as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

        6. Remedies. The Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject only to any mandatory requirements of applicable law then in effect, the Lender, in addition to any rights now or hereafter existing under applicable law, shall have all rights of a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

        (a) Instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument, agreement or obligation directly to the Lender and, in connection therewith, complete and deliver to such obligors the notification letters from the Assignor delivered to the Lender pursuant to Section 10(e) hereof; and

        (b) Sell, assign or otherwise liquidate, or direct the Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, on a servicing released basis or otherwise, and take possession of the proceeds of any such sale, assignment or liquidation. Any Collateral may be sold, assigned, or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. To the extent permitted by any such requirement of law, the Lender and/or the holder of the Note may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 6 without accountability to the Assignor (except to the extent of surplus money received as provided in Section 8). The Lender need give the Assignor only such notice of disposition as shall be required under the provisions of applicable law.

        7. Waiver of Claims. (a) Except as otherwise provided in this Agreement, THE ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Assignor hereby further waives, to the extent permitted by law:

        (i) All requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender's rights hereunder; and

        (ii) All rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

        (b) In the event that a dispute should arise over whether any item of the Collateral is subject to the rights of a third party, the Assignor agrees to hold the Lender harmless in respect of claims of such third parties.

        8. Application of Proceeds. The proceeds of any Collateral disposed of pursuant to Section 6 shall be applied as follows:

        (a) To the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Lender in disposing of Collateral and any and all amounts incurred by the Lender in connection therewith;

        (b) Next, any surplus then remaining to the payment of the Obligations in the following order of priority:

               (i)    all interest accrued and unpaid on the Advances made;

               (ii)   the principal amount owing on the Advances made;

               (iii)  the Fees then owing to the Lender; and

               (iv)   all other Obligations then owing.

        (c) If the Commitment is then terminated, and no other Obligation is outstanding, any surplus then remaining shall be paid to the Assignors, subject, however, to the rights of the holder of any then existing Lien of which the Lender has actual notice (without investigation);

it being understood that the Assignors shall remain liable to the Lender to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and (b) of this
Section 8 with respect to the Assignors.

        9. Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the Assignors, the Lender and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

        10. Representations, Warranties and Covenants of the Assignors. Each Assignor represents and warrants on the date hereof, on each date on which any Advance is made and on each date on which any Mortgage Loans are delivered to the Lender for the purposes of pledge hereunder, and covenants that:

        (a) Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Assignor hereby in respect of the Collateral have been accomplished and the security interest granted pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Liens permitted pursuant to Section 8.01 of the Warehouse Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

        (b) No Liens. The Assignor is, and as to Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all the Collateral free from any Lien or other right, title or interest of any Person (other than Liens permitted pursuant to Section 8.01 of the Warehouse Credit Agreement), and the Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Lender.

        (c) Other Financing Statements. There is no financing statement (or similar statement or instrument of registration or perfection under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral and so long as the Commitment has not been terminated, the Note is outstanding or any of the Obligations remain unpaid, the Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration or perfection under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted to the Lender hereby by the Assignor.

        (d) Chief Executive Offices; Records. The chief executive office of the Assignor is located at the address set forth opposite its signature hereto. The Assignor will not move such office except to such new location as the Assignor may establish in accordance with the last sentence of this Section 10(d). Except as provided in the Warehouse Credit Agreement, the originals of all documents evidencing the Collateral and the only original books of account and records of the Assignor relating thereto are, and will continue to be, kept at such chief executive office, or at such new locations as the Assignor may establish in accordance with the last sentence of this Section 10(d). Except as provided in the Warehouse Credit Agreement, all of the Collateral is, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such office locations shown above, or such new locations as the Assignor may establish in accordance with the last sentence of this Section 10(d). The Assignor shall not establish a new location for such offices until (i) it shall have given to the Lender not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Lender, to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

        (e) Obligor Notices. The Assignor shall deliver to the Lender at the time of the initial pledge of Collateral to the Lender hereunder, and at such times thereafter as the Lender shall request, such number of form letters to obligors on Mortgage Loans as the Lender shall reasonably request, such letters to be on the Assignor's letterhead, addressed in blank, signed by the Assignor and instructing such obligors that, commencing with the payment date following receipt thereof, all payments to be made by such obligor on such obligor's Mortgage Loan shall henceforth be made to the Lender or its designee. The Lender agrees that it will only complete and/or deliver any such letter to an obligor on a Mortgage Loan if an Event of Default shall have occurred and be continuing.

        (f) Protection of Security. The Assignor will do nothing to impair the rights of the Lender in the Collateral.

        (g) No Disposition, etc. Without the prior written consent of the Lender, the Assignor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for Liens permitted pursuant to
        Section 8.01 of the Warehouse Credit Agreement and the Lien and security interest provided for by this Agreement and except for any sale or other disposition as permitted under Section 4(c)(i) of this Agreement.

        (h) Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such lists, descriptions and designations of the Collateral, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Lender deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Assignor will pay any applicable filing fees and related expenses. The Assignor authorizes the Lender to file any such financing statement without the signature of the Assignor to the extent permitted by applicable law.

        (i) Mortgage Files and Related Records. The Assignor, if it is servicing any Mortgage Loans pledged as Collateral, will maintain (or will cause any subservicer thereof to maintain) satisfactory and complete records with respect to such Mortgage Loans (including but not limited to any applicable credit/origination files) sufficient to permit the proper servicing and efficient sale thereof. Upon the occurrence of an Event of Default, the Assignor will (i) deliver and turn over to the Lender, or at the option of the Lender shall provide the Lender with access to, at any time on demand of the Lender, the mortgage files maintained by the Assignor with respect to, and all books, records and computer software, tapes or disks relating to, the Mortgage Loans pledged as Collateral hereunder and/or (ii) allow the Lender to occupy the premises of the Assignor where such mortgage files, books, records and computer tapes are located and utilize such premises and the equipment located thereon to service, administer and collect the Collateral.

        (j) Mortgage Notes. The Assignor shall notify the Lender (x) of (i) any payment default in respect of any pledged Collateral which has continued for 30 days, 60 days or 90 days, respectively, and any other material default in any other term of any pledged Collateral, (ii) the occurrence of an Insolvency Event in respect of any obligor on any Mortgage Loan pledged as Collateral and (iii) the commencement of foreclosure or similar proceedings in respect of the premises which secure any Mortgage Loan pledged as Collateral, such notice to be delivered not later than three (3) Business Days following the occurrence thereof in the case of clauses (i) and (iii) and promptly upon the Assignor's receiving notice or otherwise becoming aware thereof in the case of clause (ii) and (y) immediately upon the payment by any mortgagor of principal under any Mortgage Note then held by the Lender hereunder in an amount of $1,000 or more in excess of the regularly scheduled installment thereon, identifying the loan number of such Mortgage Loan and the amount so paid.

        (k) Recourse. This Agreement is made with full recourse to the Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Assignor contained herein, in the Warehouse Credit Agreement and otherwise in writing in connection herewith or therewith.

        11. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        12. No Waiver; Remedies Cumulative. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. No failure or delay on the part of the Lender or any holder of the
Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Assignor and the Lender or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights, powers or remedies which the Lender or the holder of the Note would otherwise have. No notice to or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of the Note to any other or further action in any circumstances without notice or demand. In the event that the Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then the Lender may recover the reasonable expenses, including attorneys' fees, incurred in such suit and the amounts thereof shall be included in such judgment.

        13. Indemnity; Reimbursement. (a) Each Assignor agrees to indemnify, reimburse and hold the Lender, the holder of the Note, and their respective officers, directors, employees, representatives, agents and assigns (hereinafter in this Section 13 referred to individually as an "Indemnitee" and collectively as the "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 13 the foregoing are collectively called "expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, ordering, purchase, delivery, control, acceptance, financing, possession, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 13(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, it shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignors of any such assertion of which such Indemnitee has knowledge.

        (b) Without limiting the application of Section 13(a), each Assignor agrees to pay, or reimburse the Lender for, any and all fees, costs and expenses of whatever kind or nature incurred by it in connection with (i) the handling of the Collateral and its other obligations hereunder and the enforcement of its rights hereunder and (ii) the creation, preservation or protection of the Lender's Lien on, and security interest in, the Collateral, including, without limitation, any fees, costs and expenses in connection with the transmittal and delivery of any Mortgage Loan or related documents to any third party, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of any legal counsel, public accountant and other expert or advisor retained by the Lender) in connection with protecting, maintaining or preserving the Collateral and the Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

        (c) Without limiting the application of Section 13(a) or (b), each Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement or any of the other Credit Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Credit Documents.

          (d) If and to the extent that the obligations of the Assignors under this Section 13 are unenforceable for any reason, each Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

        14. Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

        "Agreement" shall mean this Warehouse Security Agreement, as modified, supplemented or amended from time to time.

        "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

        "Chattel Paper" shall have the meaning assigned that term under the UCC.

        "Collateral" shall have the meaning provided in Section 1.

        "Contract Rights" shall mean all rights of an Assignor (including, without limitation, all rights to payment) under each Contract.

        "Contracts" shall mean all contracts between an Assignor and one or more additional parties.

        "Documents" shall have the meaning assigned that term under the UCC.

        "General Intangibles" shall have the meaning assigned that term under the UCC.

        "Indemnitee" shall have the meaning specified in Section 13.

        "Instrument" shall have the meaning assigned that term under the UCC.

        "Lender" shall have the meaning provided in the first paragraph of this Agreement.

        "Obligations" shall mean: (a) all indebtedness, fees, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of an Assignor to the Lender or the holder of the Note arising under or in connection with any Credit Document; (b) any and all sums advanced by the Lender in order to preserve the Collateral or preserve its security interest in the Collateral and any other amounts owing to the Lender hereunder; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of an Assignor referred to in clause
(a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Lender of its rights hereunder, together with reasonable attorneys' fees and court costs.

        "Proceeds" shall have the meaning assigned that term under the UCC or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity or warranty or payable to the Lender or the Assignors from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (iii) any and all securities issued with respect to any of the Collateral (whether issued by GNMA, FNMA, FHLMC or otherwise) and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (including, without limitation, under any Purchase Commitment, Master Commitment or guaranty or commitment for guaranty).

        "Receivables" shall mean any "account" as such term is defined in the UCC, now or hereafter owned by an Assignor and, in any event, shall include, but shall not be limited to, all rights to payment, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness of security, together with (i) all security pledged, assigned, hypothecated or granted to or held by an Assignor to secure the foregoing, (ii) all of an Assignor's right, title and interest in and to any property or goods, the sale of which give rise thereto, (iii) all guarantees, endorsements and identifications on, or of, any of the foregoing, (iv) all powers of attorneys for the execution of any evidence of indebtedness or security or underwriting in connection therewith, (v) all books, records, ledger cards, data and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration officers, (vii) all credit information, reports, memoranda relating thereto and
(viii) all other writings related in any way to the foregoing.

        "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New Jersey or in any other relevant jurisdiction.

        "Warehouse Credit Agreement" shall have the meaning provided in the first paragraph of this Agreement.

        15. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section
10.02 of the Warehouse Credit Agreement.

        16. Obligations Absolute. The obligations of the Assignors under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; (c) any furnishing of any additional security to the Lender or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Lender; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

        17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Assignors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lender. All agreements, statements, representations and warranties made by an Assignor herein or in any certificate or other instrument delivered by an Assignor or on its behalf under this Agreement or any Credit Document shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Lender or on its behalf.

        18. Headings, Descriptive, etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. All references to Sections are to Sections of this Agreement unless otherwise specified. The words "hereof," "herein," "hereto," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

        19. Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Assignors shall remain liable to perform all of the obligations, if any, assumed by them with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Assignors under or with respect to any Collateral.

        20. Termination; Release. After the termination of the Commitment, and when all Obligations have been paid in full and the Note is no longer outstanding, this Agreement shall terminate, and the Lender, at the request and expense of the Assignors, will execute and deliver to the Assignors the proper instruments acknowledging the termination of this Agreement, and will duly assign, transfer and deliver or cause to be delivered to the Assignors (without recourse and without any representation or warranty) such of the Collateral as may be in possession of the Lender and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

        21. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        22. Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and the rights and obligations of the parties hereunder shall be construed is accordance with and be governed by the law of the State of New York, without regard to principles of conflicts of laws. Any legal action or proceeding against the Assignors with respect to this Agreement may be brought in the courts of the State of New Jersey located in Camden County or in the United States Federal Courts located in Camden County, and, by execution and delivery of this Agreement, each Assignor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

        (b) Each Assignor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        23. Waiver of Jury Trial. THE ASSIGNORS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

        IN WITNESS WHEREOF, the Assignors and the Lender have caused this Security Agreement to be duly executed and delivered on the day and year first above written.

Address                                     IMC MORTGAGE COMPANY,
3450 Buschwood Park Drive, Suite 250        as Assignor
Tampa, FL  33618
Attn.:  Michael Sample
Telephone No.(813) 915-2524                 By: ___________________________
Facsimile No.: (813) 933-6023               Name:
                                            Title:

3450 Buschwood Park Drive, Suite 250        INDUSTRY MORTGAGE COMPANY, L.P.,
Tampa, FL  33618                            as Assignor
Attn.:  Michael Sample
Telephone No.: (813) 915-2524               By: INDUSTRY MORTGAGE CORPORATION,
Facsimile No.: (813) 933-6023                      General Partner



                                            By: _______________________________
                                            Name:
                                            Title:

Three Executive Campus                      GE CAPITAL MORTGAGE SERVICES, INC.,
Cherry Hill, NJ  08002                      as the Lender

Attn.:  James C. Zollo
Telephone No.: (609) 661-5909                By: ___________________________
Facsimile No.: (609) 661-7528                Name:
                                             Title:   Vice President

                                                                      SCHEDULE I

                           [FORM OF BAILEE AGREEMENT]

                                BAILEE AGREEMENT

        Bailee Agreement, dated as of _______ __, 199_ (this Agreement), by and between _________________________ [INSERT NAME OF THE INVESTOR/PURCHASER] (the "Purchaser") and GE Capital Mortgage Services, Inc. (the "Lender").

                              W I T N E S S E T H :

        WHEREAS, pursuant to the terms of that certain Warehouse Credit Agreement, dated as of __________ ___, 199__ (the "Warehouse Credit Agreement"), by and between ______________ [INSERT NAME OF THE BORROWER] (the "Borrower") and GE Capital Mortgage Services, Inc. (the "Lender"), from time to time, make warehouse loans to the Borrower for the purpose of funding residential mortgage loans made by the Borrower (collectively, the "Mortgage Loans");

        WHEREAS, the Borrower has granted to the Lender a security interest in and to the mortgage notes and the other mortgage loan documentation relating to the Mortgage Loans (collectively, the "Collateral") as security for the Warehouse Loans;

        WHEREAS, the Purchaser and the Borrower have entered into one or more purchase commitments or purchase contracts (the "Purchase Contracts") pursuant to which the Purchaser proposes to purchase from the Borrower, from time to time, certain Mortgage Loans and the Collateral relating thereto;

        WHEREAS, the Borrower may, from time to time, request the Lender to deliver the Collateral relating to certain Mortgage Loans to the Purchaser for the purposes of the Purchaser's inspection of such Collateral prior to the purchase thereof by the Purchaser; and

        WHEREAS, the Purchaser shall hold any Collateral received by it as bailee for the benefit of the Lender until such time as the Purchaser either purchases such Collateral or returns such Collateral to the Lender upon the terms and conditions herein set forth;

        NOW, THEREFORE, in consideration of the agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows:

                                                                      SCHEDULE I
                                                                          Page 2

        1. Upon written request from the Borrower to the Lender pursuant to the terms of the Warehouse Credit Agreement, the Lender will, from time to time, deliver Collateral to the Purchaser to be held by the Purchaser as bailee for the benefit of the Lender. The Collateral shall be delivered to the Purchaser's address set forth opposite its signature below or any other address the Purchaser may designate in writing to the Lender. Enclosed with each such delivery of Collateral shall be a bailee letter (a "Bailee Letter") substantially in the form of Exhibit A to this Agreement.

        2. The Purchaser hereby acknowledges the security interest of the Lender in and to any Collateral received by the Purchaser and hereby agrees to hold such Collateral as bailee for the benefit of the Lender pursuant to the applicable provisions of the Uniform Commercial Code and upon the terms and conditions herein set forth.

        3. The Purchaser's obligations as bailee with respect to any Collateral received by the Purchaser shall terminate without further action by any party at such time as the Purchaser has either (a) purchased such Collateral by remitting in full the purchase price with respect to such Collateral specified in the applicable Purchase Contract (the "Purchase Price") by wire transfer in immediately available funds to the account of the Lender specified below and such funds have been received in such account; or (b) delivered and returned such Collateral to the Lender at the Lender's address set forth opposite its signature below or any other address the Lender may designate in writing to the Purchaser (the "Lender's Address").

               INSTRUCTIONS FOR WIRE TRANSFER OF FUNDS:

               To:    [INSERT NAME OF BANK]

               Credit No.:__________________
               Acct. No.:___________________
               Attention:___________________

        4. Until such time as any Collateral received by the Purchaser has been purchased by the Purchaser in accordance with the Purchase Agreement and the Purchase Price has been remitted or credited and received in full by the Lender as set forth in paragraph 3 above, the Purchaser acknowledges and agrees that
(a) such Collateral shall remain subject to the liens and security interests granted by the Borrower to the Lender and (b) such Collateral shall be held by the Purchaser only for the Purchaser's inspection and shall not be delivered or released to any party (including, without limitation, the Borrower) other than the Lender or its designee identified by the Lender to the Purchaser in writing.

                                                                      SCHEDULE I
                                                                          Page 3

        5. Upon receipt by the Lender of the Purchase Price in full with respect to any Collateral held by the Purchaser in immediately available funds in the account specified in paragraph 3 above, the Lender's security interest in such Collateral so purchased shall automatically terminate and be cancelled and released without notice or demand. Upon the Purchaser's written request to the Lender, the Lender shall provide the Purchaser with appropriate filings, registrations or recordings necessary to effect such termination, cancellation and release.

        6. Until such time as the Purchaser has paid the Purchase Price in full with respect to any Collateral held by the Purchaser, the Lender shall have the right to require the Purchaser at any time, by written notice to the Purchaser, to immediately deliver and return such Collateral to the Lender at the Lender's Address. Anything to the contrary in this Agreement or any related document notwithstanding, unless such Purchase Price shall have been received by the Lender, the Purchaser agrees to deliver and return such Collateral to the Lender by no later than the date which is [20] calendar days after the date of the Bailee Letter with which such Collateral is delivered to the Purchaser without any notice, demand or other action by the Lender.

        7. The Purchaser agrees that the Purchase Price paid to the Lender with respect to any particular Collateral shall not be reduced due to any adjustments without the prior written approval of the Lender.

        8. This Agreement may be executed in two counterparts, each of which counterpart when executed and delivered shall be an original, but together shall constitute one and the same instrument.

        9. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York.

Three Executive Campus              GE CAPITAL MORTGAGE SERVICES,
Cherry Hill, N.J.  08002            INC., as the Lender

Attention:  James C. Zollo          By____________________________
                                    Name:
                                    Title:

[INSERT ADDRESS]                    [INSERT NAME OF INVESTOR/
                                    PURCHASER]

_________________________
_________________________           By____________________________
                                    Name:
                                    Title:

Attention:  _____________

                                                                  EXHIBIT A

                                                                      to

                                                               BAILEE AGREEMENT

                       GE Capital Mortgage Services, Inc.
                             Three Executive Campus
                          Cherry Hill, New Jersey 08002

[INSERT ADDRESS OF INVESTOR/PURCHASER]

Attention:  ____________________

                                  Bailee Letter

Re:     [INSERT NAME OF THE BORROWER]

Sirs:

        Reference is made to the Bailee Agreement, dated as of_________, 199_, between [INSERT NAME OF INVESTOR/PURCHASER] (the "Purchaser") and GE Capital Mortgage Services, Inc. (the "Lender").

        Enclosed are the original mortgage note[s] and mortgage loan documentation described in the attached Schedule (the "Collateral").

        In accordance with the terms of the Bailee Agreement, by your receipt of the Collateral: (a) you acknowledge that the Collateral is subject to the Lender's security interest therein; (b) agree to hold the Collateral as bailee for the benefit of the Lender subject to the terms of the Bailee Agreement; and
(c) agree to (i) remit in full the Purchase Price relating to the Collateral as provided in paragraph 3 of the Bailee Agreement or (ii) in the alternative, deliver and return the Collateral to the Lender at the address set forth below for the Lender's receipt by no later than ______________, 199__ [INSERT THE DATE THAT IS 20 CALENDAR DAYS AFTER THE DATE OF THIS LETTER].

                                                   Sincerely yours,

Three Executive Campus                      GE CAPITAL MORTGAGE SERVICES,
Cherry Hill, N.J.  08002                       INC., as the Lender

Attention:  _________________               By___________________________
                                                   Name:
                                                   Title:

                                                                    SCHEDULE II

                      [ALTERNATE FORM OF BAILEE AGREEMENT]

                       GE Capital Mortgage Services, Inc.
                             Three Executive Campus
                          Cherry Hill, New Jersey 08002

                                                 ______________, 199_

[INSERT NAME AND ADDRESS OF THE INVESTOR]

_______________________

_______________________

Attention:_____________

                                  BAILEE LETTER

Re:     [INSERT NAME OF THE BORROWER]

Sirs:

        The undersigned (the "Lender"), a Lender to ___________________ (the "Borrower"), has been requested by the Borrower to deliver the enclosed original mortgage note[s] and mortgage loan documents (collectively, the "Collateral") described in the attached Schedule for your inspection prior to purchase of the Collateral by you pursuant to a certain purchase contract (the "Purchase Contract") between you and the Borrower.

        The Borrower has granted to us as Lender a security interest in and to the Collateral. We hereby deliver the Collateral to you to be held by you as Bailee, and by your receipt of the Collateral you agree to hold the Collateral as bailee, for the benefit of us as Lender pursuant to the applicable provisions of the Uniform Commercial Code and upon the terms and conditions set forth below.

        Your obligations as bailee with respect to the Collateral shall terminate without further action by any party at such time as when you have either (a) purchased the Collateral by remitting in full the purchase price specified in the Purchase Contract (the "Purchase Price") by wire transfer in immediately available funds to our account specified below and such funds have been received in such account; or (b) delivered and returned the Collateral to us at the address set forth below opposite our signature or such other address notified by us to you in writing (the "Lender's Address).

                                                                    Schedule II
                                                                         Page 2

               INSTRUCTIONS FOR WIRE TRANSFER OF FUNDS:

               To:    [INSERT NAME OF BANK]

               Credit No.:__________________
               Acct. No.:___________________
               Attention:___________________

        Until the Collateral has been purchased by you in accordance with the Purchase Agreement and the Purchase Price has been remitted or credited and received in full by us, as set forth above, (a) the Collateral shall remain subject to the liens and security interests granted by the Borrower to us as Lender and (b) the Collateral shall be held by you only for your inspection and shall not be delivered or released to any party (including, without limitation, the Borrower) other than us or our designee identified by us to you in writing.

        Upon receipt by us of the Purchase Price in full in immediately available funds in the account specified above, our security interest in the Collateral so purchased shall automatically terminate and be cancelled and released without notice or demand. Upon your written request to us, we shall provide you with appropriate filings, registrations or recordings necessary to effect such termination, cancellation and release.

        Until such time as you have paid the Purchase Price, we shall have the right to require you at any time, by written notice to you, to immediately deliver and return the Collateral to us at the Lender's Address. Notwithstanding the foregoing, unless the Purchase Price shall have been received by us, you agree to deliver and return the Collateral to us for our receipt at the Lender's Address by no later than the date which is [20] calendar days after the date of this letter without any notice, demand or other action by us.

        Purchaser agrees that the Purchase Price paid to the Lender with respect to any particular Collateral shall not be reduced due to any adjustments without the prior written approval of the Lender.

        If you are in agreement with the foregoing, please have the enclosed copy of this letter duly executed by your authorized officer and return it to us at the Lender's Address. In the event that the foregoing is not acceptable to you please deliver and return to

                                                                    Schedule II
                                                                         Page 3

us immediately the Collateral at the Lender's Address by same-day or overnight courier delivery. In the event we do not receive a copy of this letter duly executed by you, then you shall be deemed to have accepted possession of the Collateral as bailee for us, effective the date first written above, subject to the security interest described above and upon the terms described above.

        This letter shall be governed and construed in accordance with the laws of the State of New York.

Three Executive Campus                      GE CAPITAL MORTGAGE SERVICES,
Cherry Hill, N.J.  08002                       INC., as Lender

Attention:  _______________                 By___________________________
                                            Name:
                                            Title:

Agreed to and accepted as of the
date first written above:

[INSERT NAME OF INVESTOR]

By____________________________
Name:
Title:

Enclosures